Exhibit 31.2

CERTIFICATION UNDER SECTION 302 OF THE

SARBANES-OXLEY ACT OF 2002

I, James S. Cox, certify that:

1.              I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K of Advent Software, Inc.;

2.              Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

April 29, 2015

/s/ James S. Cox
James S. Cox
Executive Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)